UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report: January 24, 2007
(Date of earliest event reported)

THE YORK WATER COMPANY
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	0-690	23-1242500
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

130 EAST MARKET STREET YORK, PENNSYLVANIA	17401
(Address of principal executive offices)	(Zip Code)

(717) 845-3601
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE YORK WATER COMPANY

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Bylaws
At its meeting on January 22, 2007, the Board of Directors (the "Board") of The York Water Company (the "Corporation") approved an amendment to the Bylaws of the Corporation (the "Bylaws") to provide for a decrease in the minimum number of directors to eight (8) from nine (9) and an increase in the maximum number of directors to twelve (12) from ten (10). The amendment to the Bylaws became effective January 22, 2007.

Article III of the Corporation's Bylaws was amended to include a new Section 3.03., which reads in its entirety as provided below:

Section 3.03.  Number and Term of Office

The board of directors shall consist of not less than eight (8) nor more than twelve (12) shareholders of record as shall be determined from time to time by the board of directors in its sole discretion. At each annual meeting the shareholders shall choose by ballot one (1) of three (3) classes of directors, each consisting of at least three (3) but not more than four (4) directors, to conduct the affairs of the corporation for three (3) year terms and until their respective successors shall have been elected and qualified. If the shareholders shall have elected eight (8) directors, the board of directors may increase the number of directors at any time thereafter. Whenever a vacancy shall occur in the board of directors, including any vacancy resulting from an increase in the number of directors, the remaining members of the board of directors may fill such vacancy until the next election of the class to which such director shall have been elected.

Prior to this amendment, Section 3.03. read as follows:

Section 3.03. Number and Term of Office

The board of directors shall consist of not less than nine (9) nor more than ten (10) shareholders of record as shall be determined from time to time by the board of directors in its sole discretion. At each annual meeting the shareholders shall choose by ballot one (1) of three (3) classes of directors, each consisting of at least three (3) but not more than four (4) directors, to conduct the affairs of the corporation for three (3) year terms and until their respective successors shall have been elected and qualified. If the shareholders shall have elected nine (9) directors, the board of directors may increase the number of directors to ten (10) at any time thereafter. Whenever a vacancy shall occur in the board of directors, including any vacancy resulting from an increase in the number of directors, the remaining members of the board of directors may fill such vacancy until the next election of the class to which such director shall have been elected.

The Corporation's amended and restated Bylaws are being filed as Exhibit 3.2 to this Current Report on Form 8-k and are hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits
3.1	Bylaws of The York Water Company, effective January 22, 2007

THE YORK WATER COMPANY

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE YORK WATER COMPANY

Date: January 24, 2007	By:	/s/ Jeffrey S. Osman
Jeffrey S. Osman
President